per share amounts	6 Months Ended
Jun. 30, 2026
per share amounts
per share amounts
12	per share amounts

Basic net income (loss) per Common Share is calculated by dividing net income (loss) attributable to Common Shares by the total weighted average number of Common Shares outstanding during the period. Diluted net income (loss) per Common Share is calculated to give effect to share option awards and restricted share unit awards.

The following table presents reconciliations of the denominators of the basic and diluted per share computations. Net income (loss) was equal to diluted net income (loss) for all periods presented.

	Three months		Six months
Periods ended June 30 (millions)	2026	2025	2026	2025
Basic total weighted average number of Common Shares outstanding	1,574	1,525	1,568	1,519
Effect of dilutive securities — Restricted share units	—	5	—	5
Diluted total weighted average number of Common Shares outstanding	1,574	1,530	1,568	1,524

For the three-month and six-month periods ended June 30, 2026 and 2025, all and no, respectively, outstanding equity-settled restricted share unit awards were excluded in the calculation of diluted income per Common Share. For the three-month and six-month periods ended June 30, 2026, all (2025 – approximately 1 million) and all (2025 – all), respectively, TELUS Corporation share option awards were excluded in the calculation of diluted income per Common Share.